Trade And Unbilled Receivables, Net	12 Months Ended
Dec. 31, 2023
Accounts Receivable, after Allowance for Credit Loss [Abstract]
Trade And Unbilled Receivables And Contract Assets, Net	TRADE AND UNBILLED RECEIVABLES AND CONTRACT ASSETS, NET
The following table presents the components of trade receivables and contract assets, net as of December 31, 2023 and 2022.

	December 31, 2023	December 31, 2022
Trade and unbilled receivables (1)	$767,089	$983,291
Contract assets (2)	1,957,697	1,599,055
Less – allowance for credit loss (3)	(8,024)	(7,741)
	$2,716,762	$2,574,605

(1)    Trade and unbilled receivables balances represents amounts for which the Company's right for consideration is unconditional. The balance also includes receivables from affiliated companies in the amounts of $92,721 and $82,271, as of December 31, 2023 and 2022, respectively. Trade receivables and contract assets are expected to be billed and collected during 2024.

(2)    Contract assets (unbilled receivables) include unbilled amounts typically resulting from sales under contracts for which over-time method of revenue recognition is utilized, and revenue recognized exceeds the amount billed to the customer.

Short and long-term trade receivables and contract assets include amounts related to contracts with the Israeli Ministry of Defense (“IMOD”) in the aggregate amounts of $746,816 and $821,547, as of December 31, 2023 and 2022, respectively.

(3)    Allowance for credit losses reflects its current estimate of credit losses expected to be incurred over the life of the trade receivables based on historical experience, current conditions and reasonable and supportable forecasts. The changes in the allowance for credit losses were as follows:

	2023	2022
Balance as of January 1,	$9,162	$10,307
Current period provision for expected credit loss	674	301
Write-off charges against the allowance for expected credit losses	(664)	(1,446)
Balance as of December 31,	$9,172	$9,162

As for long-term trade and unbilled receivables. (see Note 7).